invitae.com© 2024 Invitae Corporation. All Rights Reserved. From genetics, Health Fourth Quarter and Full Year 2023 Estimated Unaudited Financial Results 03.06.2024

2© 2023 Invitae Corporation. All Rights Reserved. Safe harbor statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Invitae Corporation’s (“Invitae”) 2023 preliminary financial results, including revenue, gross profit, gross margin and cash burn. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: actual results for the fourth quarter and full year 2023; the year-end close process and audit of Invitae's financial statements; risks and uncertainties regarding Invitae's ability to successfully consummate and complete a plan of reorganization under Chapter 11; Invitae's ability to continue operating in the ordinary course while the Chapter 11 cases are pending; potential adverse effects of the Chapter 11 cases on Invitae's business, financial condition, liquidity and results of operations; and the risks and uncertainties disclosed in Invitae's annual and quarterly period reports and other documents filed with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof, and Invitae disclaims any obligation to update these forward-looking statements. Estimated Operating Results (Unaudited) Invitae has not completed preparation of its financial statements for the fourth quarter or the full year ended December 31, 2023. Invitae has included in this presentation certain operating results representing Invitae's estimates as of and for the fourth quarter and the full year ended December 31, 2023, which are based only on currently available information and do not present all necessary information for an understanding of Invitae's financial condition as of December 31, 2023 or Invitae's results of operations for the year ended December 31, 2023. This financial information has been prepared by and is the responsibility of Invitae's management, and Invitae's independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance thereto. While we are currently unaware of any items that would require us to make adjustments to the financial information set forth herein, it is possible that we or our independent registered public accounting firm may identify such items as we complete our fourth quarter and full year 2023 financial statements and any resulting changes could be material. Accordingly, undue reliance should not be placed on these estimated operating results.

3© 2023 Invitae Corporation. All Rights Reserved. Non-GAAP financial measures To supplement Invitae’s estimated unaudited financial results for the fourth quarter and year ended December 31, 2023 prepared in accordance with generally accepted accounting principles in the United States (GAAP) and disclosed in this presentation, the company is providing several non-GAAP measures. These non-GAAP financial measures exclude certain items that are required by GAAP. In addition, these non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. Management believes these non-GAAP financial measures are useful to management and investors in evaluating the company's ongoing operating results and trends. Management uses such non-GAAP information to manage the company’s business and monitor its performance. Other companies, including companies in the same industry, may not use the same non-GAAP measures or may calculate these metrics in a different manner than management or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP measures as comparative measures. Because of these limitations, the company's non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the GAAP to non-GAAP reconciliations provided in this presentation and on the company’s website.

4© 2024 Invitae Corporation. All Rights Reserved. Q4 and FY 2023 estimated unaudited key financials

5© 2024 Invitae Corporation. All Rights Reserved. Q4’ 23 revenue breakdown 2023 Q4(2) 2022 Q4 $62 $76 $28 $20 $28 $16 $10 $11 $128 $122 2022 Q4 PF est.(1)(2) 2023 Q3 ~$64 $62 ~$19 $27 ~$16 $23 ~$12 $9 ~$112 $121 Oncology Women’s health Rare Dx Data/ patient network Total revenue (in US$ millions) Notes 1. Excludes exited businesses and geographies from Company realignment plan announced in July 2022. 2022 Pro Forma estimates and 2023 estimates still include Pharmacogenomics, YouScript and Ciitizen, which were exited in August 2023, November 2023 and December 2023, respectively. 2. Unaudited ● Numbers may not sum due to rounding ~14% YoY gr 6% QoQ gr

6© 2024 Invitae Corporation. All Rights Reserved. Q4’23 revenue growth (in US$ millions) 2023 Q4(2) Rare diseases / Other OncologyData / Patient Network Women’s health 2022 Q4 PF est.(1)(2) ~14% 2023 Q4(2) $128 $62 $28 $28 $10 2023 Q3 6% $121 $27 $23 $9 $128 $62 $28 $28 $10 ~$64 ~$112 YoY growth QoQ growth ~$19 ~$16 ~$12 Notes 1. Excludes exited businesses and geographies from Company realignment plan announced in July 2022. 2022 Pro Forma estimates and 2023 estimates still include Pharmacogenomics, YouScript and Ciitizen, which were exited in August 2023, November 2023 and December 2023, respectively. 2. Unaudited ● Numbers may not sum due to rounding $62

7© 2024 Invitae Corporation. All Rights Reserved. FY23 revenue breakdown FY 2023(2) FY 2022 $244 $308 $106 $96 $93 $66 $44 $46 $487 $516 FY 2022 PF est.(1)(2) ~$262 ~$85 ~$64 ~$42 ~$454 Oncology Women’s health Rare Dx Data/ patient network Total revenue (in US$ millions) Notes 1. Excludes exited businesses and geographies from Company realignment plan announced in July 2022. 2022 Pro Forma estimates and 2023 estimates still include Pharmacogenomics, YouScript and Ciitizen, which were exited in August 2023, November 2023 and December 2023, respectively. 2. Unaudited ● Numbers may not sum due to rounding ~7% YoY gr

8© 2024 Invitae Corporation. All Rights Reserved. FY 2023 revenue growth - unaudited and pro forma basis (in US$ millions) Rare diseases / Other OncologyData / Patient Network Women’s health FY 2023 $487 $244 $106 $93 $44 FY 2022 PF est.(1) ~7% ~$454 ~$85 ~$64 ~$42 YoY growth Notes 1. Excludes exited businesses and geographies from Company realignment plan announced in July 2022. 2022 Pro Forma estimates and 2023 estimates still include Pharmacogenomics, YouScript and Ciitizen, which were exited in August 2023, November 2023 and December 2023, respectively. 2. Drawings not to scale ● Numbers may not sum due to rounding ~$262

© 2024 Invitae Corporation. All Rights Reserved. 9 Notes: 1. Non-GAAP measures. See reconciliation for GAAP to non-GAAP in Appendix and Invitae’s earnings presentations for Q1’22, Q2’22, Q3’22, Q4’22, Q1’23, Q2’23 and Q3’23. ● Drawings not to scale Non-GAAP gross margin(1) trend - unaudited Q1’22 Q2’22Q4’21 Q3’22 Q4’22 Q1’23 $169 35.6% Q2’23Q3’21 36.5% 36.6% 40.1% 45.9% 47.8% 47.9% 49.8% Q3’23 52.4% Q4’23 58.2%

Ongoing cash burn[1] trend - unaudited

($ in millions)	Q4'21	Q1'22	Q2'22	Q3'22[2]	Q4'22[3]	Q1'23[4]	Q2'23	Q3'23	Q4'23[5]
Change in cash/ investments	$196	$169	$147	$142	$42	$172	$55	$72	$57

Ongoing cash burn[1]


$196
$169
$147
$108
$77
$51
$53
$64
$58

Notes

1. Ongoing cash burn includes cash, cash equivalents, marketable securities, and restricted cash and excludes certain items listed in the footnotes below.
2. Cash items in Q3'22: outflow of $43.2 million related to restructuring-related cash payments and acquisition-related payments.
3. Cash items in Q4'22: outflow of $9.3 million related to realignment, $0.1 million acquisition-related payments, and an inflow of $44.5 million related to the selected assets sale of the RUO kitted solutions.
4. Cash items in Q1'23: outflows of $135.0 million repayment of debt and $8.1 million of prepayment fees. Q1'23 benefited from accounts receivable reductions of ~$13 million associated with the realignment of the previous Archer business.
5. Cash items in Q4'23: inflow of $4.0 million related to the asset sale of Youscript

INVITAE

© 2024 Invitae Corporation. All Rights Reserved.

- Non-GAAP measures. See reconciliation for GAAP to non-GAAP in Appendix and Invitae's earnings presentations for Q1'22, Q2'22, Q3'22, Q4'22, Q1'23, Q2'23 and Q3'23.
- Drawings not to scale. Numbers may not sum due to rounding

10

© 2024 Invitae Corporation. All Rights Reserved.

Appendix

© 2023 Invitae Corporation. All Rights Reserved. 13 Reconciliation of GAAP Revenue to Non-GAAP Gross Profit for Q4 2023 and Full Year 2023

© 2023 Invitae Corporation. All Rights Reserved. 14 Reconciliation of Cash, Cash Equivalents and Restricted Cash to Cash Burn